Exhibit 23(1)


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independant public accountants, we hereby consent to the incorporation of our reports dated February 6, 1996, included or incorporated by reference in this Form 10-K for the year ended December 31, 1995, into the Company's previously filed Registration Statements File Nos. 33-59967; 33-59977; 33-59997 and 33-59973.



                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                        ARTHUR ANDERSEN LLP


Memphis, Tennessee
March 8, 1996.